Other Liabilities	12 Months Ended
Dec. 31, 2022
Text Block [Abstract]
Other Liabilities
12.	OTHER LIABILITIES
Other liabilities consist of $2,001 in lease liabilities and $5,950 in mining co
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tractor liability. The mining contractor liability balance includes $3,500 received by Lithium Nevada from a mining contractor pursuant to a mining design, consulting and mining operations service agreement for Thacker Pass entered into by Lithium Nevada in Q2 2019.
As an additional term of the agreement, Lithium Nevada will pay a success fee to the mining contractor of $4,650 upon achieving certain commercial mining milestones or repay the $3,500 advance without interest if a final project construction decision is not made by December 2024.
Mining design and consulting services rendered by the mining contractor to date are accrued and included in the mining contractor liability balance. Such amounts are payable on or before the earlier of December 31, 2024, or 90 days after the start of production at Thacker Pass.